SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): November 5, 1998



                                  EDnet, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Colorado                 000-21659               84-1273795
----------------------------   --------------------     -------------------
       (State or other         (Commission File No.)   (IRS Employer ID No.)
jurisdiction of incorporation)


    One Union Street, San Francisco, California                     94111
-------------------------------------------------------            --------
    (Address of principal executive office)                       (Zip Code)


    Registrant's telephone number, including area code:    (415) 274-8800




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ITEM 8  Change in Fiscal Year.

        On November 5, 1998, the Board of Directors of the registrant determined to change the fiscal year from one ending June 30 of each year to a fiscal year ending each September 30. Thus the new fiscal year of the registrant will begin on October 1, 1998 and will end September 30, 1999. The registrant will file a report on Form 10-QSB covering the transtion period from June 30, 1998 through September 30, 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 1998                                  EDnet, INC.



                                                   By: /s/ Tom Kobayashi
                                                   -----------------------
                                                   Tom Kobayashi,
                                                   Chief Executive Officer